Leases - Additional Information (Details)	12 Months Ended
Mar. 31, 2025
Leases [line items]
Lessee's exposure arising from extension options and termination options	Some property leases contain extension options exercisable by the Predecessor and Successor up to one year before the end of the non-cancellable contract period. The extension options held are exercisable only by the Predecessor and Successor and not by the lessors. The Predecessor and Successor assess at the lease commencement date whether it is reasonably certain to exercise the options if there is a significant event or significant changes in circumstances within its control.As at March 31, 2025 and 2024, the potential future cash outflows that have not been included in lease liability because it is not reasonably certain that the leases will be extended is insignificant.
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Leases [line items]
Lease period	3 years
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Leases [line items]
Lease period	20 years